                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  October 13, 1994

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                      AMERICAN INDUSTRIAL PROPERTIES REIT
             (Exact name of registrant as specified in its charter)

           TEXAS             1-9016                      75-6335572
(State or Other       (Commission File Number)       (I.R.S. Employer
Jurisdiction)                                          Identification
of Incorporation                                              Number)


   6220 NORTH BELTLINE, SUITE 205, IRVING, TEXAS         75063
   (Address of Principal Executive Offices)            (zip code)



Registrant's telephone number, including area code: (214) 550-6053
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ITEM 5.  OTHER EVENTS

     Effective October 7, 1994, the Registrant's Trust Managers adopted a resolution amending the Registrant's By-Laws to clarify that a vacancy in the office of Trust Manager may be filled by the affirmative vote of a majority of the remaining Trust Managers or by the vote of two-thirds (2/3) of the outstanding shares at an annual or special meeting of the shareholders. A Trust Manager elected by the Trust Managers to fill such vacancy shall hold office only until the next annual meeting of shareholders. A Trust Manager elected by the shareholders to fill a vacancy shall hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (C)  EXHIBITS

            99.1 By-Law Amendment.

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AMERICAN INDUSTRIAL PROPERTIES REIT



                              /s/ Charles W. Wolcott
                              ------------------------------------
                              Charles W. Wolcott
                              President and Chief Executive Officer
DATE:  October 19, 1994

                                       3
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                               INDEX TO EXHIBITS

                                           Sequentially
Exhibit No.       Description              Numbered Page
- - -----------       -----------              -------------
*99.1             By-Law Amendment


- - ------------------------
 * Filed herewith.